Exhibit 99.2

Bradenton, FL 60 licensed beds/22 units Supplemental Operating and Financial Data March 31, 2011 (Unaudited)

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements 5 Non-GAAP Information 5 Acquisitions 6 Real Estate Portfolio Summary 7 Real Estate Portfolio Diversification 8-10 Top Ten Operators - Owned Portfolio 11 Market Capitalization 12 Proforma Market Capitalization 13 Lease & Mortgage Loan Receivable Maturity 14 Debt Maturity 15 Financial Data Summary 16-17 Funds from Operations 18

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care properties and other health care related properties managed by experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC Properties, Inc., visit the Company's website at www.LTCProperties.com.

Board of Directors

Andre Dimitriadis
Executive Chairman

Wendy Simpson

Edmund King

Timothy Triche, MD

Boyd Hendrickson
Lead Director

Devra Shapiro

Management

Andre Dimitriadis
Executive Chairman

Wendy Simpson
Chief Executive Officer and President

Pam Kessler
Executive Vice President and Chief Financial Officer

Clint Malin
Senior Vice President and Chief Investment Officer

Andy Stokes
Senior Vice President, Marketing & Strategic Planning

Contact Information

Corporate Office
2829 Townsgate Road, Suite 350
Westlake Village, CA 91361

Investor Relations
Investor.Relations@LTCProperties.com
(805) 981-8655

www.LTCProperties.com
(805) 981-8655 phone
(805) 981-8663 fax

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CORPORATE

4 CORPORATE Additional Information BMO Capital Markets Hilliard Lyons JMP Securities Richard Anderson John Roberts Peter Martin KeyBanc Capital Markets Stifel, Nicolaus & Company, Incorporated Karin Ford Jerry Doctrow Analyst Coverage Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward-looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 17-18 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions: Year 2010 and 1st Quarter 2011

(dollars in thousands)

DATE	# OF PROPERTIES	ASSET CLASS (3)	# BEDS/UNITS	LOCATION	DATE OF CONSTRUCTION	PURCHASE PRICE	ANNUAL GAAP REVENUE	GAAP Lease Yield
01/29/10	1	SNF	166	TX	1987-1988 (2)	$ 7,850	$ 892	11.4%
02/22/10	1	SNF	120	FL	1988	9,000	997	11.1%
06/01/10	2	SNF/OTHER (1)	227 beds/93 units	VA	1970-2005	22,000	2,420	11.0%
10/29/10	4	ALF	241	MS & FL	1999-2004	26,900	2,952	11.0%
11/30/10	2	SNF	292	TX	1988-2009	28,500	2,919	10.2%
Total 2010	10		805 beds/334 units			$ 94,250		
02/28/11	2	OTHER	118 beds/93 units	SC	1965-2001	$ 11,450	$ 1,162	10.1%
03/09/11	4	SNF	524	TX	2007-2008	50,841 (4)	4,319	8.5% (4)
Total 2011	6		642 beds/93 units			$ 62,291		
Total	16		1,447 beds/427 units			$ 156,541		

(1) One property is a SNF and the other provides a continuum of care comprised of independent living, assisted living, and skilled nursing.
(2) Renovation in 1991.
(3) Other senior housing consists of independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services.
(4) The purchase price of $50,841 includes $41,000 of cash and $9,841 of earn-out liabilities. Excluding the $9,841 earn-out liabilities GAAP lease yield is 10.5%.



Newberry, SC
20 licensed beds/93 units


CENTER

Crowley, TX
120 licensed beds

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REAL ESTATE PORTFOLIO

7 Real Estate Portfolio Summary REAL ESTATE PORTFOLIO Real Estate Portfolio Snapshot Portfolio Statistics (1) Non-Cash Rental Revenue Components Owned Properties 4Q10 3Q10 4Q10 3Q10 4Q10 3Q10 Assisted Living (5) 77.7% 76.6% 1.31 1.33 1.53 1.55 Assisted Living (6) 88.4% 88.0% 1.38 1.44 1.63 1.70 Skilled Nursing 79.3% 79.5% 2.06 1.99 2.79 2.74 Other Senior Housing 90.1% 89.8% 1.56 1.52 2.06 2.02 (1) (2) (3) (4) (5) (6) Includes properties leased to Assisted Living Concepts, Inc. (ALC) Excludes properties leased to Assisted Living Concepts, Inc. (ALC) Earnings before interest, taxes, depreciation, amortization, rent, and management fees. Earnings before interest, taxes, depreciation, amortization, and rent. Management fees are imputed at 5% of revenues. Based on licensed beds/units which may differ from the number of beds/units in service at any given time. Based on the September 30, 2010 and December 31, 2010 property level financial statements we received from our operators which are unaudited and have not been independently verified by us. Occupancy (2) EBITDAR Coverage (3) EBITDARM Coverage (4) Type of Property Gross Investments % of Investments Rental Income (1) Interest Income (2) % of Revenues (3) No. of Props No. of SNF Beds (4) No. of ALF Units (4) No. of ILF Units (4) Investment per Bed/Unit Skilled Nursing $349,700 47.4% $7,875 $905 44.3% 93 10,736 - - $32.57 Assisted Living 308,702 41.8% 8,279 657 45.0% 102 - 4,365 - $70.72 Other Senior Housing (5) 67,062 9.1% 1,724 94 9.2% 14 913 330 423 $40.25 Schools (6) 12,170 1.7% 304 - 1.5% 2 - - - Total $737,634 100.0% $18,182 $1,656 100.0% 211 11,649 4,695 423 (1) (2) (3) (4) (5) (6) Includes rental income from properties classified as held-for-sale. Includes rental income and interest income from mortgage loans (continuing and discontinued operations). Includes independent living properties and properties providing any combination of skilled nursing, assisted living and/or independent living services. Includes interest income from mortgage loans. Based on licensed beds/units which may differ from the number of beds/units in service at any given time. March 31, 2011 Three Months Ended During the year end December 31, 2010, we acquired a school property located in Minnesota via deed in lieu of foreclosure as a result of the borrower filing for Chapter 7 bankruptcy. The school property has been classified as held-for-sale and the Company is actively marketing to sell this school property. (dollars in thousands)

8 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO Owned and Loan Portfolio – Property and Asset Type Diversification Owned Portfolio – Operator Diversification

Real Estate Portfolio Diversification

(dollars in thousands)

Owned and Loan Portfolio – Property and Asset Type Diversification

Property Type	# of Properties	Gross Investment	%	Three Months Ended March 31, 2011 Revenue [(1)]	%
Skilled Nursing	93	$ 349,700	47.4%	$ 8,780	44.3%
Assisted Living	102	308,702	41.8%	8,936	45.0%
Other Senior Housing	14	67,062	9.1%	1,818	9.2%
Schools	2	12,170	1.7%	304	1.5%
Total	211	$ 737,634	100.0%	$ 19,838	100.0%

Asset Type	Gross Investment	%
Real Property	$ 679,616	92.1%
Loans Receivable	58,018	7.9%
Total	$ 737,634	100.0%

(1) Includes rental income and interest income from mortgage loans (continuing and discontinued operations).

Owned Portfolio – Operator Diversification

Operator	# of Props	Gross Investment	%	Annualized GAAP Rent	%
Extendicare REIT and Assisted Living Concepts, Inc	37	$ 88,034	13.0%	$ 10,963	14.1%
Brookdale Senior Living Communities, Inc.	35	84,210	12.4%	10,523	13.6%
Preferred Care, Inc.	26	79,797	11.7%	10,155	13.1%
Meridian Senior Properties Fund II, LP	4	50,841	7.5%	4,319	5.6%
Skilled Healthcare Group, Inc.	5	40,270	5.9%	4,501	5.8%
Sunrise Senior Living	6	37,659	5.5%	4,614	6.0%
Traditions Management	3	31,000	4.6%	3,417	4.4%
Senior Care Centers, LLC	2	28,500	4.2%	2,919	3.8%
The Ensign Group, Inc.	3	28,496	4.2%	1,596	2.1%
Emeritus Corporation	2	28,070	4.1%	2,726	3.5%
All Others	45	182,739	26.9%	21,766	28.0%
Total	168	$ 679,616	100.0%	$ 77,499	100.0%

REAL ESTATE PORTFOLIO

9

10 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification – By Property Type (1) Due to master leases with properties in multiple states, revenue by state is not available. State (1) Texas 32,369 $ 10.5% 142,606 $ 40.8% 8,625 $ 12.9% - $ 0.0% 183,600 $ Florida 36,625 11.9% 20,361 5.8% 13,420 20.0% - 0.0% 70,406 Ohio 44,647 14.5% 12,157 3.5% - 0.0% - 0.0% 56,804 New Mexico - 0.0% 48,876 14.0% - 0.0% - 0.0% 48,876 Arizona 5,120 1.7% 36,092 10.3% - 0.0% - 0.0% 41,212 California 28,070 9.1% 3,556 1.0% 3,251 4.8% - 0.0% 34,877 Virginia - 0.0% 15,713 4.5% 13,339 19.9% - 0.0% 29,052 Washington 19,080 6.2% 8,958 2.6% - 0.0% - 0.0% 28,038 Colorado 18,402 6.0% 7,397 2.1% 2,007 3.0% - 0.0% 27,806 Kansas 6,733 2.2% 13,821 4.0% - 0.0% - 0.0% 20,554 All Others 117,656 37.9% 40,163 11.4% 26,420 39.4% 12,170 100.0% 196,409 Total 308,702 $ 100.0% 349,700 $ 100.0% 67,062 $ 100.0% 12,170 $ 100.0% 737,634 $ ALF SNF OTH School Gross Investment # of Gross State (1) Props Investment % Texas 59 $ 183,600 24.9% Florida 18 70,406 9.5% Ohio 17 56,804 7.7% New Mexico 7 48,876 6.6% Arizona 7 41,212 5.6% California 5 34,877 4.7% Virginia 4 29,052 3.9% Washington 10 28,038 3.8% Colorado 10 27,806 3.8% Kansas 7 20,554 2.8% All Others 67 196,409 26.7% Total 211 $ 737,634 100.0%

11 Top Ten Operators – Owned Portfolio REAL ESTATE PORTFOLIO Sunrise Senior Living (NYSE: SRZ) operates 319 communities in the United States, Canada and the United Kingdom, with a total capacity of approximately 31,200 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer’s disease and other forms of memory loss, as well as Nursing and Rehabilitative services. As of March 31, 2011, the LTC portfolio consisted of 6 assisted living properties in 2 states with a gross investment balance of $37.7 million. Traditions Management (Privately held) operates 12 independent living, assisted living, and skilled nursing facilities in 5 states. As of March 31, 2011, the LTC portfolio consisted of 2 skilled nursing and 1 other senior housing properties in 2 states with a gross investment balance of $31.0 million. They also operate 2 skilled nursing properties under a sub-lease with another lessee we have which is not included in the Traditions Management rental revenue. Senior Care Centers, LLC (Privately held) provides skilled nursing care, long-term care, Alzheimer's care, assisted living, and independent living services in over 20 facilities exclusively in Texas. As of March 31, 2011, the LTC portfolio consisted of 2 skilled nursing properties in 1 state with a gross investment balance of $28.5 million. They also manage the Meridian properties under a management agreement. The Ensign Group (NASDAQ: ENSG) provides skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients at 82 facilities in 7 states. As of March 31, 2011, the LTC portfolio consisted of 3 skilled nursing properties in 1 state with a gross investment balance of $28.5 million. Emeritus Senior Living (NYSE:ESC) is a national public provider of independent living, assisted living, and Alzheimer's services. The company operates 479 communities representing capacity for approximately 49,700 residents in 42 states. As of March 31, 2011, the LTC portfolio consisted of 2 assisted living properties in 1 state with a gross investment balance of $28.1 million. Extendicare REIT and Assisted Living Concepts, Inc (TSX: EXE.UN) operates 265 senior care facilities in Canada and in the United States with the ability to serve approximately 29,400 residents. EHSI offers a continuum of health care services, including nursing care, assisted living and related medical specialty services, such as sub-acute care and rehabilitative therapy on an inpatient and outpatient basis. ALC (NYSE: ALC) and its subsidiaries operate 211 residences which include licensed assisted living and senior living residences with capacity for 9,305 residents in 20 states. As of March 31, 2011, the LTC portfolio consisted of 37 assisted living properties in 10 states with a gross investment balance of $88.0 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates 559 senior living and retirement communities with the ability to serve approximately 51,300 residents. As of March 31, 2011, the LTC portfolio consisted of 35 assisted living properties in 8 states with a gross investment balance of $84.2 million. Preferred Care, Inc. (Privately held) operates 69 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as 5 specialty care facilities, in 9 states. As of March 31, 2011, the LTC portfolio consisted of 24 skilled nursing and 2 other senior housing properties in 6 states with a gross investment balance of $79.8 million. They also operate 1 skilled nursing facility under a sub-lease with another lessee we have which is not included in the Preferred Care rental revenue. Skilled Healthcare Group (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates in 7 states, including 78 skilled nursing facilities and 22 assisted living facilities. As of March 31, 2011, the LTC portfolio consisted of 5 skilled nursing properties in 1 state with a gross investment balance of $40.3 million. Meridian Senior Properties Fund II, LP (Privately held) acquires and develops independent living, assisted living and skilled nursing facilities and (owns or leases) 10 skilled nursing facilities and one assisted living facility, all located in Texas. They are currently developing two new skilled nursing facilities. As of March 31, 2011, the LTC portfolio consisted of 4 skilled nursing properties in 1 state with a gross investment balance of $50.8 million which includes $9.8 million of earn-out liabilities.

12 Market Capitalization (1) The Company had a $110 million revolving commitment with a $10 million accordion feature. Subsequent to March 31, 2011, we entered into a new $210 million revolving commitment with a $40 million accordion feature, with no scheduled maturities other than the maturity date of April 18, 2015. (2) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25, convertible into common stock on a one-for-one basis. Our Preferred C’s are not redeemable by us. (3) Traded on NYSE. FINANCIAL (In thousands, except per share amounts and number of shares) Capitalization Bank Borrowing (1) - $ Senior Unsecured Notes 50,000 Bonds Payable 3,200 Total Debt 53,200 5.6% March 31, 2011 No. of Shares Preferred Stock -Series C (2) 38,500 4.0% Common Stock (3) 30,334,574 28.34 $ 859,682 90.2% Noncontrolling interest 1,962 0.2% Total Equity 900,144 94.4% 953,344 100.0% Less: Cash Balance (23,390) Enterprise Value 929,954 $ Debt to Enterprise Value Debt & Preferred to Enterprise Value Capitalization at March 31, 2011 At March 31, 2011 Debt 5.7% 9.9% Equity Closing Market Capitalization

13 Proforma Market Capitalization FINANCIAL (1) The Company had a $110 million revolving commitment with a $10 million accordion feature. Subsequent to March 31, 2011, we entered into a new $210 million revolving commitment with a $40 million accordion feature, with no scheduled maturities other than the maturity date of April 18, 2015. Subsequent to March 31, 2011, we borrowed $70 million under our new revolving commitment. (2) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25, convertible into common stock on a one-for-one basis. Our Preferred C’s are not redeemable by us. (3) Traded on NYSE. (In thousands, except per share amounts and number of shares) Capitalization Bank Borrowing (1) 70,000 $ Senior Unsecured Notes 50,000 Bonds Payable 3,200 Total Debt 123,200 12.0% March 31, 2011 No. of Shares Preferred Stock -Series C (2) 38,500 3.8% Common Stock (3) 30,334,574 28.34 $ 859,682 84.0% Noncontrolling interest 1,962 0.2% Total Equity 900,144 88.0% 1,023,344 100.0% Less: Cash Balance (4,505) Enterprise Value 1,018,839 $ Debt to Enterprise Value Debt & Preferred to Enterprise Value Proforma Capitalization at March 31, 2011 At March 31, 2011 Debt 12.1% 15.9% Equity Closing Market Capitalization

14 Lease and Mortgage Loan Receivable Maturity LTC’s investment portfolio has a long-term weighted roll-over maturity schedule. Over 76% of the portfolio has lease expirations beyond 2016. Over 42% of outstanding mortgage loans mature after 2016. (as a % of total gross owned investments and mortgage loans outstanding) FINANCIAL Year % of Total % of Total % of Total 2011 $ 243 0.3% $ 226 4.3% $ 469 0.6% 2012 1,271 1.6% 402 7.7% 1,673 2.0% 2013 991 1.3% 1,912 36.5% 2,903 3.5% 2014 12,936 16.7% 849 16.2% 13,785 16.7% 2015 2,243 2.9% 269 5.1% 2,512 3.0% 2016 2,129 2.7% 26 0.5% 2,155 2.6% 2017 1,215 1.6% 627 12.0% 1,842 2.2% 2018 10,188 13.1% 803 15.3% 10,991 13.3% Thereafter 46,283 59.8% 123 2.4% 46,406 56.1% Total $ 77,499 100.0% $ 5,237 100.0% $ 82,736 100.0% (1) Reflects annualized contract rate of interest for loans, net of collectibility reserves, if applicable. Rental Revenue and Interest Income Maturity (amounts in thousands) Annualized GAAP Rental Income Interest Income (1) Total Rental and Interest Income

15 Debt Maturity (in thousands) FINANCIAL $ - $ - $ 565 $ 565 - - 600 600 - 4,167 635 4,802 - 29,167 1,400 30,567 - 4,167 - 4,167 - 4,167 - 4,167 - 4,166 - 4,166 - 4,166 - 4,166 $ - $ 50,000 $ 3,200 $ 53,200 (1) (2) Thereafter Reflects amount outstanding at March 31, 2011. Subsequent to March 31, 2011, we entered into a new $210 million Unsecured Credit Agreement with a $40 million accordion feature, with no scheduled maturities other than the maturity date of April 18, 2015. Subsequent to March 31, 2011, we borrowed $70 million under our new Unsecured Credit Agreement. Reflects scheduled principal payments for amortizing of debt. Unsecured Line of Credit (2) Senior Unsecured Notes (1) Bonds Payable (1) Total 2015 2016 2017 Debt Maturity (amounts in thousands) Year 2018 2012 2013 2014

16 Financial Data Summary FINANCIAL Proforma 12/31/08 12/31/09 12/31/10 03/31/11 03/31/11 Net Real Estate Assets $449,683 $444,163 $515,983 $573,477 $573,477 Total Assets 506,053 490,593 561,264 635,428 616,543 Total Debt 36,753 25,410 91,430 53,200 123,200 Total Liabilities 45,041 36,280 103,742 164,602 146,034 Preferred Stock 189,560 186,801 126,913 38,500 38,500 Total Equity 461,012 454,313 457,522 471,265 470,948 Debt to book capitalization ratio 7.4% 5.3% 16.7% 10.1% 20.7% Debt & Preferred Stock to book capitalization ratio 45.5% 44.2% 39.8% 17.5% 27.2% Debt to market capitalization ratio 5.4% 3.0% 9.5% 5.6% 12.0% Debt & Preferred Stock to market capitalization ratio 30.1% 25.1% 23.0% 9.6% 15.8% Debt to Normalized EBITDA 0.6x 0.4x 1.4x 3.0x 6.9x Normalized interest coverage ratio 15.1x 25.4x 24.5x 16.1x 12.5x Normalized fixed charges coverage ratio 3.2x 3.5x 4.0x 4.3x 7.9x Three Months Ended For the Year Ended Balance Sheet and Coverage Ratios (dollars in thousands)

17 Financial Data Summary FINANCIAL Net income $ 43,284 $ 44,360 $ 46,053 $ 12,154 $ 11,837 Less: Gain on sale (92) - (310) - - Add: Interest expense 4,114 2,418 2,653 1,104 1,421 Add: Depreciation and amortization (including discontinued operations) 14,960 14,822 16,109 4,521 4,521 EBITDA 62,266 61,600 64,505 17,779 17,779 (Deduct)/Add back: Non-recurring one-time charge - (198) 467 - - Total non-recurring (expenses)/revenue - (198) 467 - - Normalized EBITDA $ 62,266 $ 61,402 $ 64,972 $ 17,779 $ 17,779 Interest expense $ 4,114 $ 2,418 $ 2,653 $ 1,104 $ 1,421 Preferred stock dividend 15,390 15,141 13,662 3,058 818 Fixed Charges $ 19,504 $ 17,559 $ 16,315 $ 4,162 $ 2,239 Reconcilation of Normalized EBITDA and Fixed Charges (amounts in thousands) 12/31/08 12/31/09 12/31/10 Three Months Ended Proforma 03/31/11 03/31/11 For the Year Ended

Funds from Operations

FFO Reconciliation

(amounts in thousands, except per share amounts)

	Three Months Ended March 31, 2011	Three Months Ended March 31, 2010
Net income available to common stockholders	$ 5,393	$ 6,694
Add: Depreciation and amortization (continuing and discontinued operations)	4,521	3,860
FFO available to common stockholders	**9,914**	**10,554**
Add: Preferred stock redemption charge	3,566 (1)	-
Add: Preferred stock redemption dividend	472 (2)	-
Add: Non-recurring one time items	-	852 (3)
Normalized FFO available to common stockholders	**13,952**	**11,406**
Less: Non-cash rental income	(606)	(764)
Normalized FFO excluding non-cash rental income	**13,346**	**10,642**
Add: Non-cash compensation charges	358	366
Normalized FFO excluding non-cash rental income and non-cash compensation charges	**$ 13,704**	**$ 11,008**
Diluted FFO available to common stockholders per share	$0.38	$0.45
Diluted normalized FFO available to common stockholders per share	**$0.52**	**$0.48**
Diluted normalized FFO excluding non-cash rental income per share	$0.50	$0.45
Diluted normalized FFO excluding non-cash rental income and non-cash compensation charges per share	$0.51	$0.47

(1) Represents the original issue costs related to the Series F Preferred Stock

(2) Represents the accrued and unpaid dividends on the Series F Preferred Stock up to the redemption date which is the period of April 1, 2011 - April 25, 2011.

(3) Includes a $0.9 million provision for doubtful accounts charge related to a mortgage loan secured by a school property located in Minnesota.

18

FINANCIAL